SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K





                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                               September 15, 2003



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                          1-31299               06-0865171
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431

                    (Address of principal executive offices)



         Registrant's telephone number, including area code: 561-322-1300


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Item 7(c). Exhibits

99.1              Press Release dated September 15, 2003.

Item 9. Regulation FD Disclosure

                  On September 15, 2003, the registrant issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 15, 2003               MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                        By: /s/ Kevin S. Little
                                           ----------------------------
                                            Kevin S. Little
                                            Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated September 15, 2003